EXHIBIT 99.2
 Investors Presentation   ®    Third Quarter 2017 Results  November 2, 2017

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2017 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of November 2, 2017 and as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2017 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- **Future operating results**
- **Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses**
- **Deployment of cash and investment balances to grow the company**
- **Subscriber growth, retention, usage levels and average revenue per account**
- **Cloud service and digital media growth and continued demand for fax services**
- **International growth**
- **New products, services, features and technologies**
- **Corporate spending including stock repurchases**
- **Intellectual property and related licensing revenues**
- **Liquidity and ability to repay or refinance indebtedness**
- **Network capacity, coverage, reliability and security**
- **Regulatory developments and taxes**

All information in this presentation speaks as of November 2, 2017 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

2

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- **Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines**
- **Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise**
- **Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies**
- **Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization**
- **New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes**
- **Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach**
- **Competition from others with regard to price, service, content and functionality**
- **Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP**
- **Inability to continue to expand our business and operations internationally**
- **Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations**
- **Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans**
- **Inability to maintain and increase our cloud services customer base or average revenue per user**
- **Enactment of burdensome telecommunications, Internet, advertising, health care or other regulations, or being subject to existing regulations**
- **Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return**
- **Loss of services of executive officers and other key employees**
- **Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2017 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC**

3

   Q3 2017 Results

 5  Record Q3 ‘17 Consolidated ResultsQ3 Results: All-time quarterly record Revenue $274MEBITDA(1)(2) $111M, FCF(1)(2) $57M, and Adjusted EPS(1)(2) $1.34Q3 ‘17 Revenue up $63M or 30% vs. prior year, EBITDA(1)(2) up $16M or 17% vs. prior year$400M+ in cash and cash equivalents as of September Cloud SegmentQ3 ‘17 Revenue of $146M, up $2M or 1.7% vs. prior yearRevenue growth in constant currencies is higher by 2.3%EBITDA margin(1)(2)(3) of 51.5%Cancel Rate 2.2%, improved vs. prior yearDigital Media SegmentQ3 ‘17 all-time high Revenue of $128M up $67M or +91% vs. prior yearQ3 ‘17 EBITDA(1)(2) up $16M or 67% vs. prior year  2017 Q3 Accomplishments  Figures are Adjusted Non-GAAP. See slides 21-25 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.EBITDA margin defined as EBITDA divided by Revenue

   j2 Global Consolidated

 7  Q3 2017 Results vs. Prior Year  See slides 21-25 for a GAAP reconciliation of revenue, adjusted non-GAAP gross profit, adjusted non-GAAP operating profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by segment.Includes Allocation from Cloud Connect to Cloud Services of $1.9M in Q3 ‘17 and $1.7M in Q3 ’16The Consolidated j2 Global data may not foot as each segment is calculated independently  ($ in thousands)

   Business Cloud Services

Q3 2017 Cloud Connect (Fax/Voice) Highlights

- Q3 ‘17 all-time high Cloud Connect Revenue of $97M, +5% vs. Q3 ’16
- Q3 ‘17 Fax Revenue of $80M, continues to grow versus Q3 ’16
- All-time high Fax Revenue in Q3 ’17, up 3.5% vs. prior year
- Voice Revenue of $17M, grew 10% vs. Q3 ’16
- Corporate Fax Revenue continues to grow, up 7% vs Q3 ’16
- Successfully completed integration of Fax87

Corporate Fax Revenue(1) growth since 2013

- CAGR since 2013 ~9%
- Organic CAGR 4%+
- Positioning API growth for fax
- Strong demand in compliance-oriented verticals (Health, Pharma, Legal, Finance)



Indexed Corporate Fax Revenue(1)(2)
1.00
1.07
1.23
1.29
1.39
2013
2014
2015
2016
LTM

9

(1) Figures reported in constant currencies
(2) Chart indexed to the year 2013

Q3 2017 Cloud Backup Highlights

- Q3 '17 Revenue of $28M
  - International Revenue grew by 5%
- EBITDA(1)(2) continues to be ~ 50%
- Successfully launched endpoint data protection services in EU
- Cancel rate favorable vs. prior year driven by KeepItSafe® and Livedrive®
- Acquired and integrated backupsonline in Europe

Cloud Backup Revenue(3) growth since 2013

- Revenue CAGR ~96%
- EBITDA margin has improved over the period from high 20s to ~50%



Indexed Cloud Backup Revenue(3)(4)
1.0
5.4
9.2
14.6
14.6
2013
2014
2015
2016
LTM

(1) Figures are Adjusted Non-GAAP
(2) See slides 21-25 for a GAAP reconciliation of revenue and EBITDA.
(3) Figures reported in constant currencies
(4) Chart indexed to the year 2013

10

Q3 2017 Email Security & Email Marketing Highlights

Email Security - FuseMail®

- Strong organic growth, sequential quarterly growth of ~7.2% topline, driven by Europe
- Q3 '17 Revenue of $11.4M, EBITDA(1)(2) of ~$4M
- Strong new business sales in Excel Micro™ after McAfee migrations
- Ongoing investment in the FuseMail® product roadmap - features and packages
- Nordics acquisition WeCloud integration on track

Email Marketing - Campaigner®

- Q3 '17 Revenue of $7.7M, YTD Revenue is up 17% vs. prior year
- Campaigner continues to enhance it digital marketing product suite
  - Launching new landing page functionality and enhancing dynamic content features
    - ARPA(2) up 17% vs Q3 '16

(1) Figures are Adjusted Non-GAAP
(2) ARPA defined as Average Revenue per Account per month

11

   Digital Media

Q3 2017 Digital Media Highlights

- Digital media business demonstrating strong fundamentals
  - Q3 '17 Revenue of $128M, up 91% vs. Q3 '16
  - Q3 '17 EBITDA(1)(2) of $40M, up 67% vs. Q3 '16
  - Total multi-platform visits 1.4B(3)(4)
- Ookla passes 300MM app install(3) milestone
  - The addition of 16M+ mobile app installs in Q3 '17 (28% YOY growth) brought Speedtest's app installs to 300M lifetime installs (3)
    - App installs across other platforms, such as Chrome, Windows and Mac OS grew 115% YoY(3)
    - Mobile tests hit a quarterly record high of 600M for Q3 '17
- Commerce Revenue grew 34% vs. Q3 2016
  - Shopping clicks to our merchant partners reached a quarterly record high of 36.3M, a 39% increase YOY or over 10M click increase YoY(3)
    - Lead by YoY increases in merchant clicks of 50% at Offers.com, 92% at IGN.com, 40% at PCMag.com and 39% at Askmen.com(3)
  - International commerce is starting to accelerate, Revenue up 462% through Q3 '17 vs. prior year


SPEEDTEST
PING
3ms
DOWNLOAD
UPLOAD
65.57
Megabits
New York City, NY

(1) Figures are Adjusted Non-GAAP
(2) See slides 21-25 for GAAP reconciliation of revenue and EBITDA
(3) Google Analytics and Affiliate Partner platforms
(4) Snap had a change in programming strategy designed to maximize advertising supply; excluding Snap, visits were up 18% YoY

13

Q3 2017 Digital Media Highlights

- IGN's continues to expand video programming and distribution partnerships
  - IGN and Disney premiered "The IGN Show" on Disney XD in July
    - 30 half-hour episodes of video game content and event coverage
  - IGN has extended its partnership with Facebook
    - Facebook commissioned six original video series from IGN for the launch of Facebook's Watch platform
    - The show lineup includes mid-form featurettes with themes such as cosplay makeovers, original stop motion animation, making-of, and video game previews
  - IGN broadcast 13 hours of live programming from San Diego Comic-Con
    - The content generated 68.7 million video views for the week of the event, with a peak concurrent live viewership of 118k users (1)
    - IGN partnered with Twitter for the event, where almost 8 million users tuned in to watch the show (2)


THE
IGN
SHOW


NEXT
BIG GAME

- Everyday Health and WhatToExpect continue to launch new products and features
  - EverydayHealth launched it's first affiliate commerce program, re-launched its Data-Enabled TV (DETV) product and signed a data licensing agreement that allows access to first party data segments
  - WhatToExpect partnered with International Medical Corps on #BumpDay promotions to raise awareness for maternal health care on the 3rd annual #BumpDay, media coverage drove over 250M impressions on social networks, up over 100% YoY(1)(2)
  - WhatToExpect launched a new community platform providing sponsors with high quality, contextual inventory resulting in email-driven traffic growth (45% YoY)
  - WhatToExpect began scaling its commerce business in Q3, growing Revenue 200% from Q3 '16, including the launch of a new Baby Products section and expanded Mom Deals email offering


2017
#Bump Day
SEPTEMBER 13TH
WHAT TO EXPECT

14

(1) Google Analytics and Partner Platforms
(2) Twitter

   2017 Financial Guidance

 16  Reconfirming 2017 Guidance  Figures are adjusted Non-GAAP.Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2017 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be between 28% and 30%  Revenues $1,107M - $1,147MAdjusted Non-GAAP EPS(1)(2) $5.60 - $6.00

21 Years of Service

Hemi has served j2 in various roles during his tenure

- Joined j2 Global in 1996 and has dedicated over 21 years of service to the organization
- In 1999, served as CFO during j2's IPO, then from 2001 as CMO until 2003
- Prior to being named CEO in 2008, served as Co-President and Chief Operating Officer

Career Accomplishments

- Successfully led and steered j2 through dot.com bubble ('00) and financial crisis ('08)
- Diversified company from a domestic fax provider to a global diversified internet company
- 21 years of consecutive revenue growth
  - Strong Growth CAGR (2001-LTM Q3)
    - Revenue - 24%
    - Stock Price - 29%
    - Adj. EBITDA - 46%
- 158 Acquisitions
- 2,300 employees in 14 countries


Revenue & Adjusted EBITDA (000s)
1,200
1,000
800
600
400
200
0
2001
2004
2007
2010
2013
2016
Revenue
Adj EBITDA

17

   Supplemental Information

 19  See slide 21-25 for a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPSSee slide 21 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activitiesSee slide 21 for a definition of adjusted EBITDA and reconciliation to Net Income  Financial Metrics: Consolidated

Financial & Other Metrics Cloud & Media

Total Cloud (in Thousands)

	2016				2017		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Revenue by Type							
Fixed Subscriber Revenues	$115,496	$117,199	$117,816	$117,885	$115,726	$117,556	$118,755
Variable Subscriber Revenues	$21,453	$24,156	$24,396	$23,944	$24,606	$25,863	$25,808
Subscriber Revenues	**$136,949**	**$141,355**	**$142,212**	**$141,830**	**$140,332**	**$143,419**	**$144,563**
Other Licenses Revenues (1)	$1,191	$1,105	$1,130	$1,168	$1,212	$1,291	$1,223
Total Cloud Revenues	**$138,139**	**$142,460**	**$143,342**	**$142,998**	**$141,544**	**$144,709**	**$145,787**
Revenue - DID vs. Non-DID							
DID Based Revenues	$89,967	$92,592	$92,396	$92,787	$93,438	$95,490	$96,702
Non-DID Based Revenues	$48,173	$49,868	$50,946	$50,211	$48,106	$49,220	$49,084
Total Cloud Revenues	**$138,139**	**$142,460**	**$143,342**	**$142,998**	**$141,544**	**$144,709**	**$145,787**
Cloud Services Customers (2)	**3,074**	**3,081**	**3,108**	**3,109**	**3,116**	**3,141**	**3,175**
Average Monthly Revenue/Customers (3)	$15.00	$15.31	$15.32	$15.21	$15.03	$15.28	$15.26
Cancel Rate (4)	2.22%	2.23%	2.28%	2.15%	2.27%	2.10%	2.22%

Media

	2016				2017		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Digital Media Traffic (5)							
Visits	1,096,332	1,159,925	1,448,339	1,287,501	1,401,666	1,352,200	1,394,177
Views	3,637,100	4,215,216	5,405,305	4,805,816	5,386,097	6,054,062	5,872,437

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

20

21  Free Cash Flow (1)  Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposesAdjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes   GAAP Reconciliation Free Cash Flow & Adjusted EBITDA  Adjusted EBITDA (2)  ($ in millions)

 22  GAAP Reconciliation Q3 Adjusted Non-GAAP Earnings & EPS  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of amortization of patents and intangible assets that we acquired  ($ in thousands)

 23  GAAP Reconciliation Q3 Adjusted Non-GAAP Earnings & EPS (continued)  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of patents and intangible assets that we acquired 5) Elimination of additional tax or indirect tax related (expense) benefit from prior years 6) Elimination of gain on sale of Investments 7) Elimination of gain on sale of businesses * Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently  ($ in thousands)

 24  GAAP Reconciliation Q3 2017 Adjusted EBITDA  ($ in thousands)

 25  GAAP Reconciliation Q3 2016 Adjusted EBITDA  ($ in thousands)

   ®